SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event report): FEBRUARY 26, 1997


                          Glenway Financial Corporation
   _________________________________________________________________________
             (Exact name of registrant as specified in its charter)



    Delaware                       0-18664                     31-1297820
---------------                  ------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


                    5535 Glenway Avenue, Cincinnati, Oh   45205
   _________________________________________________________________________
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 922-5959

Item 5.  Other Events

     On February 26, 1997, the Board of Directors of Glenway Financial Corporation (the "Registrant") announced the Registrant's plan to repurchase up to 5% of it's outstanding common shares over the next six months.



Exhibit Index
-------------

     99       Press Release dated February 26, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GLENWAY FINANCIAL CORPORATION
                              -----------------------------
                                      (Registrant)


                              Robert R. Sudbrook, President